Significant acquisition	12 Months Ended
Oct. 31, 2022
Text Block [Abstract]
Significant acquisition

Note 6 Significant acquisition
Wealth Management
On September 27, 2022, we completed the acquisition of 100% of the issued share capital of Brewin Dolphin Holdings PLC (Brewin Dolphin) via our subsidiary, RBC Wealth Management (Jersey) Holdings Limited. Brewin Dolphin provides discretionary wealth management services in the U.K., Ireland and the Channel Islands. Brewin Dolphin’s business gives us a platform to significantly transform our wealth management business in the U.K., Ireland and the Channel Islands, and provides us with the opportunity to position the combined businesses as a premier integrated wealth management provider to private and institutional clients.
Total consideration of £1,591 million ($2,341 million) as of the date of close consisted of £1,564 million ($2,302 million) in cash, as well as amounts related to share based compensation. Based on the estimated fair values, our preliminary purchase price allocation assigns $3,279 million to assets and $938 million to liabilities, including customer relationship intangible assets of $1,292 million and goodwill of $913 million, which is allocated to our International Wealth Management and Global Asset Management CGUs and is not deductible for tax purposes. Goodwill reflects the expected synergies from the combined businesses and the expected growth of the Wealth Management segment. The estimates for the fair values of the assets acquired and liabilities assumed may be retroactively adjusted to reflect new information obtained about facts and circumstances that existed as at the acquisition date during the measurement period.
The results of the acquisition have been consolidated from the date of close and included in our Wealth Management segment.